EXHIBIT 10.39

                            SUNRISE PRESCHOOLS, INC.
                             1995 STOCK OPTION PLAN

        1. PURPOSE OF THE PLAN. The purposes of this 1995 Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility to provide successful management of the Company's business, to provide additional incentive to certain key employees of the Company, and to promote the success of the Company's business through the grant of options to purchase shares of the Company's Common Stock.

        Options granted hereunder may be either "Incentive Stock Options," as defined in Section 422 of the Code, or "Non-Statutory Stock Options," at the discretion of the Board and as reflected in the terms of the written option agreement.

        2. DEFINITIONS. As used herein, the following definitions shall apply:

               (a) "BOARD" shall mean the Board of Directors of the Company or the Committee, if one has been appointed.

               (b) "CODE" shall mean the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

               (c) "COMMON STOCK" shall mean the common stock of the Company described in the Company's Certificate of Incorporation, as amended.

               (d) "COMPANY" shall mean Sunrise Preschools, Inc., a Delaware corporation, and shall include any parent or subsidiary corporation of the Company as defined in Sections 424(e) and (f), respectively, of the Code.

               (e) "COMMITTEE" shall mean the Committee appointed by the Board in accordance with paragraph (a) of Section 4 of the Plan, if one is appointed.

               (f) "EMPLOYEE" shall mean any person, including officers and directors, employed by the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

               (g) "EXCHANGE ACT" shall mean the Securities and Exchange Act of 1934, as amended.

               (h) "FAIR MARKET VALUE" shall mean, with respect to the date a given Option is granted or exercised, the value of the Common Stock determined by the Board in such manner as it may deem equitable for Plan purposes but, in the case of an Incentive Stock Option, no less than is required by applicable laws or regulations; provided, however, that where there is a public market for the Common Stock, the Fair Market Value per Share shall be the mean of the bid and asked prices of the

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        Common  Stock on the  date of  grant,  as  reported  in the WALL  STREET
        JOURNAL (or, if not reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation System) or, in the event the Common Stock is listed on the New York Stock Exchange or the American Stock exchange, the Fair Market Value per Share shall be the closing price on such exchange on the date of grant of the Option, as reported in the WALL STREET JOURNAL.

               (i) "INCENTIVE STOCK OPTION" shall mean an Option which is intended to qualify as an incentive stock option within the meaning of
        Section 422 of the Code.

               (j) "OPTION" shall mean a stock option granted under the Plan.

               (k) "OPTIONED STOCK" shall mean the Common Stock subject to an Option.

               (l) "OPTIONEE" shall mean an Employee of the Company who has been granted one or more Options.

               (m) "PARENT" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

               (n) "PLAN" shall mean this Stock Option Plan.

               (o) "SHARE" shall mean a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

               (p) "SUBSIDIARY" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

               (q) "TAX DATE" shall mean the date an Optionee is required to pay the Company an amount with respect to tax withholding obligations in connection with the exercise of an option.

        3.  COMMON  STOCK  SUBJECT  TO THE PLAN.  Subject to the  provisions  of
Section 11 of the Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is 500,000 Shares of Common Stock. The Shares may be authorized, but unissued, or previously issued Shares acquired or to be acquired by the Company and held in treasury.

        If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares covered by such Option shall, unless the Plan shall have been terminated, be available for future grants of Options.

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        4. ADMINISTRATION OF THE PLAN.

               (a)    PROCEDURE.

                      (i) The Plan shall be administered by the Board in accordance with Securities and Exchange Commission Rule 16b-3 ("Rule 16b-3"); provided, however, that the Board may appoint a Committee to administer the Plan at any time or from time to time and, provided further, that if members of the Board are not "disinterested" within the meaning of Securities and Exchange Commission Rule 16b-3, then any participation by directors in the Plan must be administered by a Committee appointed by the Board.

                      (ii) The  Committee  shall  consist  of at  least  two (2)
               members of the Board, each of whom is "disinterested" within the meaning of Securities and Exchange Commission Rule 16b-3 to administer the Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause), and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan; provided, however, that at no time may any director who is not "disinterested" within the meaning of Securities and Exchange
               Commission Rule 16b-3 serve on the Committee nor shall a Committee of less than two (2) members administer the Plan.

               (b) POWERS OF THE BOARD. Subject to the provisions of the Plan, the Board shall have the authority, in its discretion: (i) to grant Incentive Stock Options, in accordance with Section 422 of the Code, and to grant "nonstatutory stock options;" (ii) to determine, upon review of relevant information and in accordance with Section 2 of the Plan, the Fair Market Value of the Common Stock; (iii) to determine the exercise price per Share of Options to be granted, which exercise price shall be determined in accordance with Section 8(a) of the Plan; (iv) to determine the Employees to whom, and the time or times at which Options shall be granted and the number of shares to be represented by each Option; (v) to interpret the Plan; (vi) to prescribe, amend and rescind rules and regulations relating to the Plan; (vii) to determine the terms and provisions of each Option granted (which need not be identical) and, with the consent of the Optionee thereof, modify or amend each Option;
        (viii) to accelerate or defer (with the consent of the Optionee) the exercise date of any Option; (ix) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Board; (x) to accept or reject the election made by an Optionee pursuant to Section 17 of the Plan; and
        (xi) to make all other determinations deemed necessary or advisable for the administration of the Plan.

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               (c) EFFECT OF BOARD'S DECISION. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

        5. ELIGIBILITY.

               (a) Consistent with the Plan's purposes, Options may be granted only to key Employees of the Company as determined by the Board. An Employee who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options. Incentive Stock Options may be granted only to those Employees who meet the requirements applicable under Section 422 of the Code.

               (b) With respect to Incentive Stock Options granted under the Plan, the aggregate fair market value (determined at the time the Incentive Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the employee during any calendar year (under all plans of the Company and its parent and subsidiary corporations) shall not exceed One Hundred Thousand Dollars ($100,000).

        The Plan shall not confer upon any Optionee any right with respect to continuation of employment with the Company, nor shall it interfere in any way with his right or the Company's right to terminate his employment at any time.

        6. EFFECTIVE DATE. The Plan shall take effect on May 4, 1995, the date on which the Board approved the Plan. No Option may be granted after May 5, 2005 (ten (10) years from the effective date of the Plan); provided, however, that the Plan and all outstanding Options shall remain in effect until such Options have expired or until such Options are canceled. The Plan shall be submitted for shareholder approval at the next meeting of shareholders of the Company; provided, however, that failure to obtain such approval shall not affect the effectiveness of the Plan.

        7. TERM OF OPTION. Unless otherwise provided in the Stock Option Agreement, the term of each Incentive Stock Option shall be ten (10) years from the date of grant thereof. Unless otherwise provided in the Stock Option Agreement, the term of each Option which is not an Incentive Stock Option shall be eleven (11) years from the date of grant. Notwithstanding the above, in the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns ten percent (10%) or more of the Common Stock as such amount is calculated under Section 422(b)(6) of the Code ("Ten Percent Shareholder"), the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter time as may be provided in the Stock Option Agreement.

        8.  EXERCISE PRICE AND PAYMENT.

               (a) EXERCISE PRICE. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Board, but in the case of an Incentive Stock Option shall be no less than one hundred percent (100%) of the Fair Market Value per Share on

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        the date of grant;  provided,  further, that in the case of an Incentive
        Stock Option granted to an Employee who, at the time of the grant of such Incentive Stock Option, is a Ten Percent Shareholder, the per Share exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant. In no event may the exercise price in the case of a nonstatutory stock option be less than eighty-five (85%) of the Fair Market Value per share on the date of grant.

               (b) PAYMENT. The price of an exercised Option and any taxes attributable to the delivery of Common Stock under the Plan, or portion thereof, shall be paid:

                      (i) In United States dollars in cash or by check, bank draft or money order payable to the order of the Company; or

                      (ii) At the discretion of the Board, through the delivery of shares of Common Stock, with an aggregate Fair Market Value, equal to the option price; or

                      (iii) By a combination of (i) and (ii) above.

               The Board shall determine acceptable methods for tendering Common Stock as payment upon exercise of an Option and may impose such limitations and prohibitions on the use of Common Stock to exercise an Option as it deems appropriate, with respect to nonstatutory options, at the election of the Optionee pursuant to Section 17, the Company may satisfy its withholding obligations by retaining such number of shares of Common Stock subject to the exercised Option which have an aggregate Fair Market value on the exercise date equal to the Company's aggregate federal, state, local and foreign tax withholding and FICA and FUTA obligations with respect to income generated by the exercise of the Option by Optionee.

        9. EXERCISE OF OPTION.

               (a) PROCEDURE FOR EXERCISE; RIGHTS AS A SHAREHOLDER. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan. Unless otherwise determined by the Board at the time of grant, an Option may be exercised in whole or in part. An Option may not be exercised for a fraction of a Share.

               An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable

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        under Section 8(b) of the Plan.  Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a
        shareholder   shall   exist  with   respect  to  the   Optioned   Stock,
        notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

               Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option by the number of Shares as to which the Option is exercised.

               Notwithstanding anything contained in this Plan to the contrary, the Board may establish certain restrictions on the times at which an Option may be exercised after a number of elapsed years together with cumulative exercise rights and may retain certain rights with respect to a fixed repurchase price for the Option Stock if the Employee voluntarily terminates his employment with the Company within a certain period of time after exercising the Option or whose employment is involuntarily terminated for gross misconduct, fraud, embezzlement, theft, breach of any fiduciary duty owed to the Company or for nonperformance of duties.

               (b) TERMINATION OF STATUS AS AN EMPLOYEE. Unless otherwise provided in an Option Agreement relating to an Option that is not an Incentive Stock Option, if an Employee's employment by the Company is terminated, except if such termination is voluntary or occurs due to retirement with the consent of the Board, death or disability, the Option, to the extent not exercised, shall cease on the date on which Employee's employment by the Company is terminated. If an Employee's termination is voluntary or occurs due to retirement with the consent of the Board, then the Employee may, but only within thirty (30) days (or such other period of time not exceeding three (3) months as is determined by the Board) after the date he ceases to be an Employee of the Company, exercise his Option to the extent that he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of such termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

               (c) DISABILITY. Unless otherwise provided in an Option Agreement relating to an Option that is not an Incentive Stock Option, notwithstanding the provisions of Section 9(b) above, in the event an Employee is unable to continue his employment with the Company as a result of his permanent and total disability (as defined in Section 22(e)(3) of the Code), he may, but only within three (3) months (or such other period of time not exceeding twelve (12) months as it is determined by the Board) from the date of termination, exercise his Option to the extent he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the

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        Option  at the  date of  termination,  or if he does not  exercise  such
        Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

               (d) DEATH OF OPTIONEE. Unless otherwise provided in an Option Agreement relating to an Option that is not an Incentive Stock Option, if Optionee dies during the term of the Option and is at the time of his death an Employee of the Company who shall have been in continuous status as an Employee since the date of grant of the Option, the Option may be exercised at any time within one (1) year following the date of death (or such other period of time as is determined by the Board), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that Optionee was entitled to exercise the Option on the date of death. To the extent that decedent was not entitled to exercise the Option on the date of death, or if the Optionee's estate, or person who acquired the right to exercise the Option by bequest or inheritance, does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

        10. NON-TRANSFERABILITY OF OPTION. An Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

        11. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellations or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common
Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the common stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class shall affect, and no adjustment by reason thereof, shall be made with respect to the number or price of shares of Common Stock subject to an Option.

        In the event of the proposed dissolution or liquidation of the Company, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or

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the merger of the Company with or into another corporation,  the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Optionee shall have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. If the Board makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice (but not later than the expiration of the term of the Option under the Option Agreement), and the Option will terminate upon the expiration of such period.

        12. TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date on which the Board makes the determination granting such Option. Notice of the determination shall be given to each Employee to whom an Option is so granted within a reasonable time after the date of such grant.

        13.  AMENDMENT AND TERMINATION OF THE PLAN.

               (a) AMENDMENT AND TERMINATION. The Board may amend or terminate the Plan from time to time in such respect as the Board may deem advisable; provided, however, that the following revisions or amendments shall require approval of the holder of a majority of the outstanding Shares of the Company entitled to vote:

                      (i) Any increase in the number of Shares subject to the Plan, other than in connection with an adjustment under Section 11 of the Plan;

                      (ii) Any change in the designation of the class of employees eligible to be granted Options; or

                      (iii) If the  Company  has a  class  of  equity  security
               registered under Section 12 of the Exchange Act at the time of such revision or amendment, any material increase in the benefits accruing to participants under the Plan.

               (b) EFFECT OF AMENDMENT OR TERMINATION. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

        14. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Optionee unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated

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thereunder,  and the requirements of any stock exchange upon which the Share may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

        As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

        In the case of an Incentive Stock Option, any Optionee who disposes of Shares of Common Stock acquired on the exercise of an Option by sale or exchange
(a) either within two (2) years after the date of the grant of the Option under which the Common Stock was acquired or (b) within one (1) year after the acquisition of such Shares of Common Stock shall notify the Company of such disposition and of the amount realized upon such disposition.

        15. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

        Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

        16. OPTION AGREEMENT. Options shall be evidenced by written option agreement in such form as the Board shall approve.

        17. WITHHOLDING TAXES. Subject to Section 4(b)(x) of the Plan and prior to the Tax Date, the Optionee may make an irrevocable election to have the Company withhold from those Shares that would otherwise be received upon the exercise of any nonstatutory stock option, a number of Shares having a Fair Market Value equal to the minimum amount necessary to satisfy the Company's federal, state, local and foreign tax withholding obligations and FICA and FUTA obligations with respect to the exercise of such Option by the Optionee.

        An Optionee who is also an officer of the Company must make the above-described election:

               (a) at least six months after the date of grant of the Option (except in the event of death or disability); and

               (b) either:

                   (i) six months prior to the Tax Date, or

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                   (ii) prior to the Tax Date and during the period beginning on the third business day following the date of the Company releases its quarterly or annual statement of sales and earnings and ending on the twelfth business day following such date.

        18.  MISCELLANEOUS PROVISIONS.

               (a) PLAN EXPENSES. Any expenses of administering this Plan shall be borne by the Company.

               (b) USE OF EXERCISE PROCEEDS. The payment received from Optionees from the exercise of Options shall be used for the general corporate purposes of the Company.

               (c) CONSTRUCTION OF PLAN. The place of administration of the Plan shall be in the State of Arizona, and the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined in accordance with the laws of the State of Arizona and where applicable, in the State of Delaware and in accordance with the Code.

               (d) TAXES. The Company shall be entitled if necessary or desirable to pay or withhold the amount of any tax attributable to the delivery of Common Stock under the Plan from other amounts payable to the Employee after giving the person entitled to receive such Common Stock notice as far in advance as practical, and the Company may defer making delivery of such Common Stock if any such tax may be pending unless and until indemnified to its satisfaction.

               (e) INDEMNIFICATION.   In  addition  to  such  other  rights  of
        indemnification as they may have as members of the Board, the members of the Board shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except a judgment based upon a finding of bad faith; provided that upon the institution of any such action, suit or proceeding a Board member shall, in writing give the Company notice thereof and an opportunity, at its own expense, to handle and defend the same before such Board member undertakes to handle and defend it on her or his own behalf.

               (f) GENDER. For purposes of this Plan, words used in the masculine gender shall include the feminine and neuter, and the singular shall include the plural and vice versa, as appropriate.

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